                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2006
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                             0-23970                    77-0216135
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)              Identification No.)

                2 Huntington Quadrangle, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition

         On October 26, 2006, the Company issued a press release  announcing its results of operations for the fiscal quarter ended September 30, 2006.

         The text of a press  release  issued by the  Company  is  furnished  as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(c) Exhibits

               Exhibit Number    Description
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               99.1              Press  release of the Company dated October 26,
                                 2006.

                                    SIGNATURE

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FALCONSTOR SOFTWARE, INC.

Dated: October 26, 2006                      By:    /s/ James Weber
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                                             Name:  James Weber
                                             Title: Chief Financial Officer and
                                                    Vice President